D.R. HORTON, INC.
                            1991 STOCK INCENTIVE PLAN
                   (As Amended and Restated February 21, 2002)

         1. Purpose. The purpose of this Plan is to attract and retain directors, officers, key employees and other agents and consultants for D.R. Horton, Inc. (the "Company") and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

         2.       Definitions.  As used in this Plan,

                 "Appreciation   Right"  means  a  right  granted  pursuant  to
         Paragraph 5 of this Plan.

                  "Award" means an Appreciation Right, an Option Right, an award of Performance Shares, a Performance Unit or an award of Restricted Stock.

                  "Board" means the Board of Directors of the Company.

                  "Code" means the Internal Revenue Code of 1986, as in effect from time to time.

                  "Committee" means the committee to which the Board has delegated its authority to administer this Plan pursuant to Paragraph 13 of this Plan.

                  "Common Stock" means the Common Stock, par value $.01 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph 10 of this Plan.

                  "Company Security" means any security (as that term is defined in Section 2(1) of the Securities Act of 1933) of the Company other than Common Stock.

                  "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Units or Performance Shares or a grant or sale of Restricted Stock shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

                  "Fair Market Value" means the value of any Company Security as determined by the Board in its sole discretion as of the date of any such determination.

                  "Grant Price" means the price per share of Common Stock at which an Appreciation Right not granted in tandem with an Option Right is granted.

                  "Management Objectives" means the objectives, if any, established by the Board that are to be achieved with respect to an Award granted under this Plan, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of the division, Subsidiary, department or function within the Company or a Subsidiary in which the Participant receiving the Award is employed or in other terms, and which shall relate to the Performance Period determined by the Board. The Board may adjust Management Objectives and any minimum acceptable level of achievement with respect to any Management Objectives if, in the sole judgment of the Board, events or transactions have occurred which are unrelated to the performance of the Participant and result in a distortion of the Management Objectives or such minimum acceptable level of achievement.

                  "Market Value per Share" means, at any date, the average of the inside bid and asked price of the Common Stock at the close of trading on that date in the principal market in which the Common Stock is traded, or, if no market for the Common Stock exists, the price determined by the Board in its sole discretion at the time of any such determination.

                  "Option Price" means the price per share payable on exercise of an Option Right.

                  "Option Right" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Paragraph 4 of this Plan.

                  "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time a director, officer, key employee, consultant or agent of the Company or any of its Subsidiaries, or who has agreed to commence serving in any such capacity within 90 days of the Date of Grant. Notwithstanding the foregoing, no non-employee director of the Company shall be eligible to receive any benefit under this Plan if he or she would thereby cease to be a "non-employee director" as that term is defined in Rule 16b-3.

                  "Performance  Period" means,  in respect of an Award, a period
         of  time   established   by  the  Board  within  which  the  Management
         Objectives relating to such Award are to be achieved.

                  "Performance Shares" means shares of Common Stock granted pursuant to Paragraph 8 of this Plan.

                  "Performance Unit" means a unit of specified dollar amount established by the Board and awarded pursuant to Paragraph 7 of this Plan.

                  "Restricted Stock" means shares of Common Stock granted or sold pursuant to Paragraph 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to therein has expired.

                  "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

                  "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over (a) the Option Price provided for in the related Option Right or (b) if there is no tandem Option Right, the Grant Price provided for in the Appreciation Right, multiplied by the number of shares of Common Stock in respect of which the Appreciation Right is exercised.

                  "Subsidiary" means any corporation, trust, joint venture, partnership or other unincorporated entity in which, at the time, the Company owns or controls, directly or indirectly, (i) in the case of a corporation, not less than 50% of the total combined voting power represented by all classes of stock issued by such corporation, or
         (ii) in the case of a trust, joint venture, partnership or other unincorporated entity, not less than 50% of the beneficial interest of such entity.

         3. Shares Available Under Plan. The shares of Common Stock and any other Company Security which may be (a) sold upon the exercise of Option Rights, (b) delivered upon the exercise of Appreciation Rights, (c) granted or sold as Restricted Stock and released from substantial risks of forfeiture and restrictions on transfer thereof or (d) delivered in payment of any
Performance Units or as Performance Shares (or in lieu thereof), shall not exceed in the aggregate 9,640,373 shares, subject to adjustment as provided in Paragraph 10 of this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon exercise of any Appreciation Rights, there shall be deemed to have been delivered under this Plan for purposes of this Paragraph 3 the number of shares of Common Stock covered by the Appreciation Rights or the related Option Rights, regardless of whether such Appreciation Rights were paid in cash, Company Securities or shares of Common Stock. Subject to the provisions of the preceding sentence, any shares of Common Stock which are subject to Option Rights or Appreciation Rights or are awarded or sold as Restricted Stock that are terminated, unexercised, forfeited or surrendered or which expire for any reason will again be available for issuance under this Plan. Notwithstanding the foregoing, the number of shares of Common Stock underlying Awards made to a single Participant during a calendar year shall not exceed 300,000.

         4. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase shares of Common Stock. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                  (a)      Each  grant  shall  specify  the  number of shares of
         Common Stock to which it pertains. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined at the time of grant of the Option Rights) of Common Stock with respect to which a Participant may be granted Option Rights intended to qualify for favorable tax treatment under Code Section 421(a) in any calendar year shall not exceed $100,000.

                  (b)      Each grant  shall  specify  the Option  Price,  which
         shall not be less than 50% of the Market Value per Share on the Date of Grant; provided, however, that the foregoing limitation shall not apply with respect to Option Rights granted for the purpose of issuing or assuming an Option Right, pursuant to a merger, consolidation, acquisition of property or stock, other business combination, separation, reorganization or liquidation, in the manner described in Code Section 424(a).

                  (c) Each grant shall specify that the Option Price shall be payable (i) in cash or by check acceptable to the Company,
         (ii) by the transfer to the Company of shares of Common Stock having an aggregate Market Value per Share at the time of exercise equal to the aggregate Option Price or (iii) by a combination of such methods of payment. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the exercise date of some or all of the shares to which such exercise relates.

                  (d)      Successive   grants   may  be   made   to  the   same
         Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

                  (e) Each grant shall specify the required period or periods of continuous service by the Participant with the Company or any Subsidiary and/or the Management Objectives to be achieved before the Option Rights or installments thereof will become exercisable.

                  (f) Each grant the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Management Objectives may specify a minimum level of achievement in respect of the specified Management Objectives below which no Options Rights will be exercisable and may set forth a formula or other method for determining the number of Option Rights that will be exercisable if performance is at or above such minimum but short of full achievement of the Management Objectives.

                  (g)      Option   Rights   granted  under  this  Plan  may  be
         (i) options which are intended to qualify under particular provisions of the Code, (ii) options which are not intended to so qualify or
         (iii) combinations of the foregoing.

                  (h) No Option Right shall be exercisable more than ten years from the Date of Grant.

                  (i) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to the Participant and containing such terms and provisions, consistent with this Plan, as the Board may approve.

         5. Appreciation Rights. The Board may also authorize the granting to any Participant of Appreciation Rights. Appreciation Rights may be granted in tandem with Option Rights or separate and apart from a grant of Option Rights. An Appreciation Right shall be a right of the Participant who has been granted such Award to receive from the Company upon exercise an amount which shall be determined by the Board at the Date of Grant and shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. An Appreciation Right granted in tandem with an Option Right may be exercised only by surrender of the related Option Right. Each grant of an Appreciation Right may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                  (a) Each grant shall state whether it is made in tandem with Option Rights and, if not made in tandem with any Option Rights, shall specify the number of shares of Common Stock in respect of which it is made.

                  (b)      Each grant made in tandem  with Option  Rights  shall
         specify the Option Price and each grant not made in tandem with Option Rights shall specify the Grant Price, which in either case shall not be less than 50% of the Market Value per Share on the Date of Grant; provided, however, that the foregoing limitation on the Option Price and Grant Price shall not apply with respect to Appreciation Rights granted for the purpose of issuing or assuming a grant of Appreciation Rights, pursuant to a merger, consolidation, acquisition of property or stock, other business combination, separation, reorganization or liquidation, in the manner described in Code Section 424(a).

                  (c)      Any grant may  specify  that the  amount  payable  on
         exercise  of an  Appreciation  Right  may be  paid  by the  Company  in
         (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the Spread, (iii) Company Securities having an
         aggregate   Fair   Market   Value  equal  to  the  Spread  or  (iv) any
         combination thereof, as determined by the Board in its sole discretion at the time of payment.

                  (d) Any grant may specify that the amount payable on exercise of an Appreciation Right (valuing shares of Common Stock for this purpose at their Market Value per Share at the date of exercise and valuing Company Securities for this purpose at their Fair Market Value at the date of exercise) may not exceed a maximum specified by the Board at the Date of Grant.

                  (e) Each grant shall specify the required period or periods of continuous service by the Participant with the Company or any Subsidiary and/or Management Objectives to be achieved before the Appreciation Rights or installments thereof will become exercisable, and shall provide that no Appreciation Right may be exercised except at a time when the Spread is positive and, with respect to any grant made in tandem with Option Rights, when the related Option Right is also exercisable.

                  (f) Each grant the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Management Objectives may specify a minimum level of achievement in respect of the specified Management Objectives below which no Appreciation Rights will be exercisable and may set forth a formula or other method for determining the number of Appreciation Rights that will be exercisable if performance is at or above such minimum but short of full achievement of the Management Objectives.

                  (g) Each grant of an Appreciation Right shall be evidenced by a notification executed on behalf of the Company by any officer and delivered to and accepted by the Participant receiving the grant, which notification shall describe such Appreciation Right, identify any Option Right granted in tandem with such Appreciation Right, state that such Appreciation Right is subject to all the terms and conditions of this Plan and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

         6. Restricted Stock. The Board may also authorize the granting or sale to Participants of Restricted Stock. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                  (a) Each such grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                  (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

                  (c) Each such grant or sale shall provide that the shares of Restricted Stock covered by such grant or sale shall be subject, for a period to be determined by the Board at the Date of Grant, to a "substantial risk of forfeiture" within the meaning of
         Section 83 of the Code and the regulations of the Internal Revenue Service thereunder.

                  (d)      Each such grant or sale  shall  provide  that  during
         the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock shall be prohibited or restricted in a manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limiting the generality of the foregoing, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

                  (e) Each grant or sale of Restricted Stock shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

         7.       Performance   Units.   The  Board  may  also   authorize   the
                  -------------------
granting of Performance Units which will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                  (a) Each grant shall specify the number of Performance Units to which it pertains.

                  (b) Each grant shall specify the Management Objectives that are to be achieved by the Participant.

                  (c) Each grant shall specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which no payment will be made and may set forth a formula or other method for determining the amount of the payment to be made if performance is at or above such minimum but short of full achievement of the Management Objectives.

                  (d) Each grant shall specify the time and manner of payment of Performance Units which have become payable, which payment may be made in (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the aggregate value of the Performance Units which have become payable, (iii) Company Securities having an aggregate Fair Market Value equal to the aggregate value of the Performance Units which have become payable or (iv) any combination thereof, as determined by the Board in its sole discretion at the time of payment.

                  (e) Each grant of a Performance Unit shall be evidenced by a notification executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which notification shall describe the Performance Units, state that such Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

         8. Performance Shares. The Board may also authorize the granting to Participants of Performance Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                  (a) Each grant shall specify the number of Performance Shares to which it pertains.

                  (b) Each grant shall specify the Management Objectives that are to be achieved by the Participant.

                  (c) Each grant shall specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which no delivery of Performance Shares will occur and may set forth a formula or other method for determining the number of Performance Shares to be delivered if performance is at or above such minimum but short of full achievement of the Management Objectives.

                  (d) Each grant shall specify the time and manner of delivery of Performance Shares which have been earned, provided that in lieu of the delivery of all or any Performance Shares, the Participant may receive (i) cash in an amount equal to the aggregate Market Value per Share of the Performance Shares, (ii) Company Securities having an aggregate Fair Market Value equal to the aggregate Market Value per Share of the Performance Shares or
         (iii) any combination thereof, as determined by the Board in its sole discretion at the time of payment.

                  (e) Each grant of Performance Shares shall be evidenced by a notification executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which notification shall state that such Performance Shares are subject to all the terms and conditions of this Plan and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

         9. Transferability. No Option Right, Appreciation Right, Performance Unit that has not become payable or Performance Share that has not been delivered shall be transferable by a Participant other than by will or the laws of descent and distribution. Option Rights or Appreciation Rights shall be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

         10. Adjustments. The Board may make or provide for such adjustments in the maximum number of shares specified in Paragraph 3 of this Plan, in the numbers of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, awards of Restricted Stock, awards of Performance Units and awards of Performance Shares granted hereunder, and/or in the Option Price or Grant Price applicable to such Option Rights and Appreciation Rights, as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

         11. Fractional Shares. The Company shall not be required to issue any fractional share of Common Stock or of any Company Security pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

         12. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements in the discretion of the Board may include relinquishment of a portion of such benefit.

         13. Administration of the Plan. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of not less than two non-employee directors appointed by the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (the "Committee"). To the extent of such delegation, references herein to the "Board" shall include the Committee. A majority of the Committee shall constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

                  (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of an Award and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board or the Committee shall be liable for any such action or determination made in good faith.

                  (c) Notwithstanding any other provision of this Plan, this Plan may be administered by the Chairman of the Board of the Company with respect to matters relating solely to Participants who are not subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, and any references to the "Board" or the "Committee", as the case may be, shall include the Chairman of the Board; provided, however, that no such authority shall be deemed to have been granted hereunder to the extent that any such grant shall cause the disqualification of this Plan from reliance on the exemption provided by Rule 16b-3.

         14. Amendments, Etc. (a) This Plan may be amended from time to time by the Board but may not be amended by the Board without further approval by the stockholders of the Company if such amendment would result in this Plan no longer satisfying the requirements of Rule 16b-3.

                  (b) The Board may, with the concurrence of the affected Participant, cancel any agreement evidencing any Award granted under this Plan. In the event of such cancellation, the Board may authorize the granting of new Awards (which may or may not cover the same number of shares or units which had been the subject of the prior Award) in such manner, at such price and subject to the same terms, conditions and discretions as would have been applicable under this Plan had the canceled Awards not been granted.


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


                  (c) In case of termination of employment by reason of death, disability or retirement under a retirement plan of the Company or a Subsidiary of an Optionee who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Performance Units which have not become fully payable or any Performance Shares that have not been delivered, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time at which such Performance Units will be deemed to have become fully payable or Performance Shares will be delivered.

                  (d)      This Plan shall not confer upon any  Participant  any
right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.
















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